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                                                                    EXHIBIT 4(j)

                              CERTIFICATE OF TRUST

                  The undersigned, the trustees of TARGETS TRUST XXI, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C.
Section 3810, hereby certify as follows:

                  (a) The name of the business trust being formed hereby (the "Trust") is "TARGETS TRUST XXI".

                  (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                  Chase Manhattan Bank USA, N.A.
                  c/o JP Morgan Chase
                  Attn: Institutional Trust Services
                  500 Stanton Christiana Rd., Building 4 / 3rd Floor Newark, DE 19713

                  (c) This Certificate of Trust shall be effective as of the date of filing.

Date:  August 15, 2001

                                        /s/ MICHAEL J. DAY
                                        ---------------------------------------
                                        Michael J. Day, Regular Trustee


                                        /s/ BARBARA A. YASTINE
                                        ---------------------------------------
                                        Barbara A. Yastine, Regular Trustee


                                        /s/ MARK I. KLEINMAN
                                        ---------------------------------------
                                        Mark I. Kleinman, Regular Trustee

                                        CHASE MANHATTAN BANK USA, N.A.,
                                        as Delaware Trustee


                                        By:  /s/ DENIS KELLY
                                             ----------------------------------
                                        Name:  Denis Kelly
                                        Title:  Assistant Vice President

                                        SALOMON SMITH BARNEY HOLDINGS INC.,
                                        as Sponsor


                                        By:  /s/ MARK I. KLEINMAN
                                             ----------------------------------
                                        Name:  Mark I. Kleinman